================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                        American Greetings Corporation
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                           [AMERICAN GREETINGS LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 27, 1997

                                ----------------


  The Annual Meeting of Shareholders of American Greetings Corporation (the "Company") will be held at the Company's World Headquarters, One American Road, Cleveland, Ohio, on Friday, June 27, 1997, at 2:30 P.M., Cleveland time, to consider and act upon the following:

     (1) Electing three directors;

     (2) Approving the 1997 Equity and Performance Incentive Plan; and

     (3) Transacting such other business as may properly come before the meeting or any adjournments thereof.

  The World Headquarters may be entered from the private road off Memphis Avenue, or from American Road off Tiedeman Road. As you approach either the private road or American Road, there will be signs directing you to the meeting place.

  Only shareholders of record at the close of business on May 2, 1997, are entitled to notice of and to vote at the meeting and any adjournments thereof.

                                                      JON GROETZINGER, JR.
                                                      Secretary

May 14, 1997


            YOUR VOTE IS IMPORTANT. PLEASE SIGN AND RETURN YOUR PROXY
         PROMPTLY. IF YOU ARE PRESENT AT THE MEETING, YOU MAY WITHDRAW
                   YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

                                PROXY STATEMENT

GENERAL

  The Board of Directors of American Greetings Corporation (the "Board") has ordered solicitation of the enclosed proxy in connection with the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Friday, June 27, 1997, at 2:30 P.M., Cleveland time, to consider and act upon matters specified in the Notice of Annual Meeting of Shareholders preceding this Proxy Statement.

  The expense of soliciting proxies, including the costs of preparing, assembling and mailing the Notice, Proxy Statement and proxy, will be borne by the Company. Besides solicitation by mail, solicitations may be made by personal interview, telephone and telegram by officers, other regular employees of the Company and Corporate Investor Communications, Inc., the Company's proxy solicitor. Brokerage houses, banks and other persons holding shares in nominee names have been requested to forward solicitation materials to the beneficial owners of shares held of record by such persons. The Company will reimburse such persons for their reasonable expenses.

  Shareholders have cumulative voting rights in the election of directors, provided that a) any shareholder gives notice in writing to the Chairman, President, a Senior Vice President or the Secretary of the Company, not less than 48 hours before the time fixed for the holding of the meeting, that he or she desires that the voting at such election be cumulative, and b) an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or the Secretary or by or on behalf of the shareholder giving such notice. If cumulative voting is so invoked, a shareholder may cumulate votes for the election of a nominee by casting a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled. The shareholder also may distribute his or her votes between or among two or more nominees on the same basis. Unless otherwise indicated by the shareholder, where cumulative voting is invoked, the persons named in the enclosed proxy will vote, in their discretion, for one or more of the nominees for whom authority was not withheld and will cumulate votes so as to elect the maximum number of nominees proposed by the Board. If cumulative voting is not invoked at the Annual Meeting with respect to the election of directors, the proxies will vote the number of shares on the proxy card for only those Board nominees for whom authority has not been withheld.

  Under Ohio law, unless the writing appointing a proxy otherwise provides, a shareholder, without affecting any vote previously taken, may revoke his or her proxy by a later proxy or by giving notice of revocation in writing or in an open meeting. However, your presence at the meeting by itself will not operate to revoke your proxy.

  Under Ohio law and the Company's Amended Articles of Incorporation and Regulations, if a quorum is present at the meeting, the nominees for election as directors who receive the greatest number of votes cast for the election of directors at the meeting by the shares present in person or by proxy and entitled to vote will be elected directors. Proposal 2 must be approved by a majority of the voting power of the Company's shares present in person or represented by proxy at the Annual Meeting. The withholding of a vote with respect to the election of any nominee for director or the abstention of a vote with respect to Proposal 2 will have the practical effect of a vote against that nominee or against Proposal 2, respectively. If a quorum exists, a broker non-vote with respect to any share will not effect the election of directors or passage of Proposal 2 since the share is not considered present for voting purposes.

  The mailing address of the Company's World Headquarters is One American Road, Cleveland, Ohio 44144. Copies of this Proxy Statement and forms of proxy will be first sent or given to shareholders on or about May 14, 1997.

VOTING SECURITIES AND RECORD DATE

  As of May 2, 1997, there are outstanding, exclusive of Treasury shares which cannot be voted, 70,816,480 Class A Common Shares ("Class A Common Shares") entitled to one vote per share and 4,391,989 Class B Common Shares ("Class B Common Shares") entitled to ten votes per share upon all matters presented to the shareholders. Holders of such shares of record at the close of business on May 2, 1997, are the only shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

BOARD OF DIRECTORS

  We regret to report that in accordance with the Board's Director Retirement Guidelines, Abraham Zaleznik will not be a nominee for re-election to the Company's Board. Abe has served on the Board with distinction since 1988. We will miss his wise counsel and companionship in helping to direct the Company's growth and wish his wife Elizabeth and him well in the future.

  The Board met six times during the fiscal year ended February 28, 1997 ("FY 97"). In addition, the Board took action without a meeting once pursuant to
Section 1701.54 of the Ohio Revised Code and the Regulations of the Company.

  The Board has standing Executive, Audit, Nominating and Compensation
Committees.

EXECUTIVE COMMITTEE.

     Irving I. Stone (Chairman)             Albert B. Ratner
     Edward Fruchtenbaum                    Morry Weiss

  The Executive Committee has the same power and authority as the Board between meetings of the Board, except that it may not fill vacancies on the Board or on Committees of the Board. The Executive Committee met five times during FY 97. It also took action without a meeting six times pursuant to Section 1701.63(D) of the Ohio Revised Code and the Regulations of the Company.

AUDIT COMMITTEE.

     Scott S. Cowen (Chairman)              Jeanette S. Wagner
     Harry H. Stone                         Abraham Zaleznik

  The Audit Committee is composed of directors who are not officers or employees of the Company.* The Committee has general powers relating to accounting, auditing and legal compliance matters. It recommends the selection of and monitors the independence of the Company's independent auditors. It reviews the audit plan, the results of the audit engagement and the activities of the Company's internal audit staff. It considers the audit and non-audit fees of the independent auditors and directs special investigations. It also reviews and monitors the Company's various legal compliance programs. The Audit Committee met three times during FY 97.

NOMINATING COMMITTEE.

     Abraham Zaleznik (Chairman)            Harry H. Stone
     Albert B. Ratner                       Milton A. Wolf

  The Nominating Committee is composed of directors who are not officers or employees of the Company.* The Committee makes recommendations to the Board regarding the size and composition of the Board and qualifications for membership. It recommends nominees to fill Board vacancies and new positions, as well as a slate of Board nominees for annual election by the shareholders. The Committee met once during FY 97. The Committee would be pleased to consider written suggestions forwarded by shareholders to the Secretary of the Company concerning qualified candidates for election as directors.

COMPENSATION COMMITTEE.

     Milton A. Wolf (Chairman)              Jeanette S. Wagner
     Scott S. Cowen                         Abraham Zaleznik

  The Compensation Committee is composed of directors who are not officers or employees of the Company. The Committee reviews the compensation packages offered to the Company's officers generally and develops and administers the compensation plans for the Chairman and Chief Executive Officer and the President and Chief Operating Officer. The Committee also grants stock options to officers and certain key employees pursuant to the Company's stock plans. The Committee met once during FY 97 and took action without a meeting 12 times during FY 97 pursuant to Section 1701.63(D) of the Ohio Revised Code and the Regulations of the Company.

  During FY 97 each director attended 75% or more of the aggregate of the meetings of the Board and the respective Committees on which he or she serves, except Jeanette S. Wagner who attended 70%.

SECTION 16 COMPLIANCE

  Under Section 16 of the Securities Exchange Act of 1934 ("Act"), the Company's directors and executive officers are required to report their initial appointment as directors or executive officers of the Company to the Securities and Exchange Commission ("SEC") within ten days of their appointment. This same group, along with holders of more than ten percent of the Company's Common Shares, are required to disclose in a timely fashion any transactions in the Company's Common Shares. To this end, the Company periodically reminds these groups of their reporting obligation and assists each of them in making the required disclosure once the Company is notified that a reportable event has occurred. The Company is required to disclose in this Proxy Statement any failure by members of these groups to make timely Section 16 reports. There were no known failures to so report in FY 97.

---------
*Harry H. Stone is not an officer or employee of the Company, but is the brother of Irving I. Stone, Founder-Chairman.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

  The Company's Board of Directors is comprised of three classes of directors, each class having a three year term. Class II members are to be elected at the June 27, 1997 Annual Meeting.

  It is proposed that in accordance with the Company's Regulations the number of Class II directors be fixed at four.

  It is proposed that the shareholders elect the following three nominees:
Albert B. Ratner and Harry H. Stone, current Class II directors of the Company, and Edward Fruchtenbaum, a Class III director who is a nominee for Class II. Effective with his election to Class II, Mr. Fruchtenbaum will resign as a director of Class III, whose term expires in 1998, so that there will thereafter be three directors and a vacancy in each of Classes I, II and III. The term of office to be served by each nominee in Class II, if elected, will be three years, until the 2000 Annual Meeting, or until his successor is duly elected and qualified.

  All nominees for Class II directors have agreed to stand for election or re-election, as the case may be.

  The following is biographical information as of May 14, 1997, including business experience during at least the past five years, with respect to each nominee for election as a director and for the other seven directors whose terms will continue after the Annual Meeting.

NOMINEES FOR ELECTION TO TERM EXPIRING IN 2000

(Class II)

ALBERT B. RATNER (69)

Director (1979), member of the Executive and Nominating Committees

  Mr. Ratner's principal occupation is Co-Chairman of the Board, Chief Executive Officer and President of Forest City Enterprises, Inc. (a conglomerate corporation engaged in real estate development, sales, investment, construction and lumber wholesale) and an officer of its various subsidiary companies.(1) He is also a director of RPM, Inc. (manufacturer and marketer of protective coatings).

HARRY H. STONE (79)

Director (1944), member of the Audit and Nominating Committees

  Mr. Stone's principal occupation is President of The Courtland Group, Inc. (investments, property, and business development and management) and a general partner in partnerships that own and manage The Residence Inn by Marriott Cleveland at Middleburg Heights, Rockside and Westlake, Ohio locations. He is also a member of the Boards of Educational Television Association of Metropolitan Cleveland, Jewish Community Federation of Cleveland and the Cleveland Rotary Foundation (non-profit organizations).(2)

EDWARD FRUCHTENBAUM (49)

Director (1990), President and Chief Operating Officer, member of the Executive Committee

  Mr. Fruchtenbaum is President and Chief Operating Officer of the Company, a position he has held since March 1, 1992. From January 1, 1990, until
February 29, 1992, he served as President of the U.S. Greeting Card Division of the Company. Mr. Fruchtenbaum serves as a director of MacDonald & Company Investments, Inc. (investment services), and on the Boards of INROADS/Northeast Ohio, Inc., Gilmour Academy, Cleveland Playhouse and the National Conference (non-profit organizations).

  In the event of the death or inability to serve of any of the nominees, the proxies will be voted for the election as a director of such other person as the Board may recommend. The Board has no reason, however, to anticipate that this will occur.

VOTE REQUIRED. The nominees who receive the greatest number of votes cast for the election of directors at the Annual Meeting by the shares present in person or by proxy and entitled to vote will be elected directors.

                    YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE
                       FOR THE ADOPTION OF THIS PROPOSAL.
                       ---

Proxies solicited by the Board of Directors will be so voted unless shareholders specify to the contrary in their proxies or specifically withhold their vote for particular nominees.

CONTINUING DIRECTORS WITH TERM EXPIRING IN 1998

(Class III)

SCOTT S. COWEN (50)

Director (1989), Chairman of the Audit Committee, member of the Compensation Committee

  Dr. Cowen's principal occupation is Dean and Albert J. Weatherhead, III Professor of Management, Weatherhead School of Management at Case Western Reserve University. Dr. Cowen serves as a director of FabriCenters of America, Inc. (a specialty store retailer), Forest City Enterprises, Inc. (a conglomerate corporation engaged in real estate development, sales, investment, construction and lumber wholesale), Rubbermaid Incorporated (consumer home products), Key Bank, N.A. (commercial and consumer banking services) and Weatherhead Industries, Inc. (private holding company for plastic injection molding manufacturer).

EDWARD FRUCHTENBAUM (49)

  Intends to resign from Class III if and when elected to Class II. See Proposal No. 1 above.

IRVING I. STONE (88)

Director (1944), Founder-Chairman, Chairman of the Executive Committee

  Mr. Stone's principal occupation is Founder-Chairman of the Company, a position he has held for more than five years, and Chairman of the Executive Committee. He also serves as a director of Artistic Greetings Incorporated (specialty mail order) and Liberty Mutual Insurance Company (a health and life insurance company).(2) (3)

MILTON A. WOLF (72)

Director (1981), Chairman of the Compensation Committee, member of the Nominating Committee

  Dr. Wolf's principal occupation is Chairman of Milton A. Wolf Investors (private investments) and Chairman of the Board of Zehman-Wolf Management, Inc. (a property management company). He served as U.S. Ambassador to Austria and currently serves as Governor of the United Nations Association of the United States of America and on the Boards of the Institute for the Study of Diplomacy at Georgetown University, the Cleveland Orchestra, Case Western Reserve University (non-profit organizations) and The Cleveland Clinic and Mount Sinai Health Care System (healthcare organizations). Dr. Wolf is a trustee of Town and Country Trust (a publicly-held real estate investment trust) and an officer and director of Great Gibralter II Corp. (aircraft ownership and operation).

CONTINUING DIRECTORS WITH TERM EXPIRING IN 1999

(Class I)

HERBERT H. JACOBS (74)

Director (1984)

  Dr. Jacobs' principal occupation is the management of his private investments. He is a real estate developer and a consultant to various companies, including the Company.

JEANETTE SARKISIAN WAGNER (67)

Director (1990), member of the Audit and Compensation Committees

  Mrs. Wagner's principal occupation is President of Estee Lauder International, Inc., the largest subsidiary of Estee Lauder Inc. Mrs. Wagner's career at Estee Lauder has included marketing and general management assignments domestically and internationally. As President of Estee Lauder International, Inc., Mrs. Wagner heads an organization that markets the Aramis, Clinique, Estee Lauder, Origins and Prescriptives brands, Bobbi Brown and Make-Up Art cosmetics, and manages affiliate sales operations in 32 countries, and over 50 distributors and duty-free operations. She also serves as a director of Stride Rite Corporation (manufacturer of footwear).

MORRY WEISS (57)

Director (1971), Chairman and Chief Executive Officer, member of the Executive Committee

  Mr. Weiss' principal occupation is Chairman and Chief Executive Officer of the Company, a position he has held for more than five years. He also serves as a director of National City Bank - Cleveland (bank/financial institution), National City Corporation (holding company of National City Bank - Cleveland and other banks), Syratech Corporation (holding company for Wallace International, distributor of silver and stainless flatware and hollowware) and is a member of the advisory board of Primus Venture Partners (equity investor in companies requiring growth capital). He also serves as a director of Artistic Greetings Incorporated (specialty mail order).(2)(3)

-----------


     (1) The Company rents retail store space in various shopping malls from Forest City Rental Properties Corporation (a wholly-owned subsidiary of Forest City Enterprises, Inc.) and from Albert B. Ratner's family.

     (2) Irving I. Stone and Harry H. Stone are brothers. Irving I. Stone is the father-in-law of Morry Weiss.

     (3) The Company owns an interest of approximately 38% in Artistic Greetings Incorporated.

  DIRECTORS' COMPENSATION. Messrs. Cowen, Jacobs, Ratner, Wolf, Zaleznik, Harry
H. Stone and Mrs. Wagner each received $30,000 for serving on the Board during FY 97. No fees were paid to Irving I. Stone, Morry Weiss or Edward Fruchtenbaum for serving on the Board during FY 97. In addition, Dr. Jacobs was paid $122,324 during FY 97 for consulting services. The Company reimburses directors for expenses incurred in connection with attendance at Board and committee meetings.

EXECUTIVE OFFICERS' COMPENSATION

  The following table shows for each of the last three fiscal years the compensation of the Company's Chairman and Chief Executive Officer and its other four most highly compensated executive officers who were serving as executive officers at February 28, 1997 (hereafter, the "Named Executive Officers").

                                                SUMMARY COMPENSATION TABLE
                                           ANNUAL COMPENSATION                       LONG TERM COMPENSATION
                                           -------------------                       ----------------------
                                                                                     AWARDS           PAYOUTS
                                                                                   ----------         -------
                                                                                   RESTRICTED           LTIP          ALL OTHER
                               SALARY             BONUS               OTHER           STOCK           PAYOUTS      COMPENSTATION(3)
       NAME           YEAR        $                 $                   $            AWARDS $          ($)(2)             $
-------------------- ------ --------------- ------------------- ---------------- ---------------- -------------- -------------------

Morry Weiss           1997     550,000           456,160(1)             -                --            384,000       214,523(4)
Chairman &            1996     550,000           192,280                -                --               -          208,505(4)
C.E.O.                1995     500,000           470,000(1)             -                --            240,000       170,750(4)

Edward                1997     457,460(5)        179,884                -                --            289,937        27,310
Fruchtenbaum          1996     422,500(5)        140,714                -           711,750(6)            -           17,690
President             1995     370,000(5)        168,000                -                --            168,000        20,560
C.O.O.

Irving I. Stone       1997      40,000           210,000             45,915(7)           --            378,000           -
Founder-              1996      40,000           210,000             45,915(7)           --               -              -
Chairman              1995      40,000           210,000             45,915(7)           --            252,000           -

William R. Mason      1997     261,601(8)         92,002                -                --            141,039        24,799
Sr. V.P. of Sales     1996     251,583(8)         94,372                -                --               -           18,730
                      1995     249,057(8)         87,541                -                --             76,537        21,283

Jon Groetzinger, Jr.  1997     242,990            87,149             16,667(9)           --            133,372        62,892(10)
Sr. V.P., General     1996     200,770            61,416             50,000(9)           --               -           18,363
Counsel & Sec'y       1995     192,123            80,692             50,000(9)           --             67,502        21,051

     (1) Includes $230,000 of annual incentive compensation described more fully below in the section captioned "Chief Executive Officer Compensation."

     (2) 1995 - represents payout of the three year bonus tied to the Company's performance during FYs 92, 93, 94. 1997 - represents payout of the three year bonus tied to the Company's performance during FYs 95, 96, 97.

     (3) Reflects Company contributions under the Retirement Profit Sharing and Savings Plan as well as the Executive Deferred Compensation Plan.

     (4) Includes premiums paid by the Company for an insurance policy for Morry and Judith Weiss. The owners of and the beneficiaries under this policy are Mr. and Mrs. Weiss' children. Premiums were $145,000 in FY 95 and $185,000 in FY 96 and FY 97.

     (5) Includes $20,000 per year representing forgiveness of a portion of a loan from the Company to Mr. Fruchtenbaum, as more fully described in the section captioned "Certain Relationships and Related Transactions."

     (6) See discussion of restricted stock awards in the Report of the Compensation Committee of the Board of Directors on Executive Compensation under the heading "President and Chief Operating Officer Restricted Stock Plan." The value of all restricted shares held by Mr. Fruchtenbaum at the end of FY 97 was $1,705,000. The number of shares of restricted stock held by Mr. Fruchtenbaum at the end of FY 97 was 55,000. Mr. Fruchtenbaum receives dividends only on the 19,000 restricted Class A Shares that had vested as of the end of FY 97.

     (7) The Company purchases an insurance policy for Irving I. Stone that carries a $500,000 death benefit. Mr. Stone's compensation has been increased to include an amount equal to the premium deduction and the resulting tax effect of that increase.

     (8) Includes a special $25,000 annual payment made pursuant to an employment arrangement described below under section entitled "Employment Agreements."

     (9) Accruals pursuant to agreement described below under section entitled "Employment Agreements."

     (10) Includes earnings on deferrals in excess of 120% of the applicable federal rate set forth in Internal Revenue Code (I.R.C.) Section 1274(d).

  EMPLOYMENT AGREEMENTS. The Company has an employment agreement or agreements with each Named Executive Officer (other than Morry Weiss and Irving I. Stone). Mr. Fruchtenbaum's agreement, initially dated May 18, 1992, as thereafter amended, provides for a three year term which is renewed on a rolling basis for subsequent three year terms. In FY 97, Mr. Fruchtenbaum received an annual base salary of $437,460 and was eligible for the bonus amounts more fully described in the Report of the Compensation Committee of the Board of Directors on Executive Compensation under the heading "Executive Bonus Plans" and restricted stock awards more fully described under the heading of the Report entitled "President and Chief Operating Officer Restricted Stock Plan."
Mr. Fruchtenbaum's agreement provides that if he is involuntarily terminated, he is entitled to his annual base salary at the time of such termination for three years after such termination.

  The agreements with William R. Mason and Jon Groetzinger, Jr., dated
July 1,1984, and April 25, 1988, respectively, are for indefinite terms and contain certain confidentiality and non-competition covenants on the part of the employees. Mr. Mason's agreement provides for minimum annual compensation of $68,682. Mr. Groetzinger's agreement provides for minimum annual compensation of $115,000. Each of these agreements provides that if the Company terminates the employee, the employee will continue to receive his salary at the time of such termination for not less than three months nor greater than twelve months after such termination. The number of months that such salary will continue to be paid is determined on the basis of one-half month for each year of service. As of the end of FY 97, William R. Mason was credited with 27 years of service and Jon Groetzinger, Jr. was credited with eight years of service with the Company.

  The Company pays Mr. Mason $25,000 annually pursuant to an employment arrangement. This amount is considered base pay for purposes of determining the Company's contribution to Mr. Mason's account in the Retirement Profit Sharing and Savings Plan and for purposes of his Supplemental Executive Retirement Plan account, but is not considered base pay for purposes of determining the One Year Bonus and Three Year Bonus discussed in the section of this Proxy Statement below captioned "Executive Bonus Plans." The Company has an agreement with Mr. Groetzinger under which $50,000 per year accrued between June 1991 and June 1996, with $250,000 payable in June 1996 if Mr. Groetzinger had not voluntarily left the Company, following which Mr. Groetzinger's annual base salary increased by $50,000. Mr. Groetzinger deferred receipt of the $250,000 and increase in annual base salary. The deferred amounts earn the highest rate of return reported under the Company's Executive Deferred Compensation Plan.

  DEFERRED COMPENSATION PROGRAM. The Company permits officers and senior management to defer all or a stated amount or percentage of their compensation. A participant in this program will be paid the deferred compensation in accordance with one of the various options outlined in the plan documentation.

  RESTORATION BENEFIT. The Company contributes a restoration benefit to participants under a program to restore retirement benefits lost due to the limitations of I.R.C. Sections 401(a)(17), 401(k)(3) and 415.

  INDEMNIFICATION. Section 1701.13(E) of the Ohio Revised Code authorizes the indemnification of directors and officers in the defense of any civil, criminal, administrative or investigative proceedings and the purchase of insurance against any liability asserted against them in such capacity. Article IV of the Regulations of the Company provides for indemnification in terms consistent with the statutory authority. The Company maintains insurance covering certain liabilities of the directors and the elected and appointed officers of the Company and its subsidiaries.

  OPTION GRANTS. Options granted by the Board to the Named Executive Officers on February 26, 1996, were ratified by the Company's shareholders at the Annual Meeting on June 28, 1996, and are included in the table below. The Company does not presently have a stock appreciation rights plan.

  OPTION EXERCISES AND FISCAL YEAR-END VALUES. Shown below is information with respect to exercised and unexercised options to purchase the Company's Class A and Class B Common Shares granted to the Named Executive Officers under the Company's various stock option plans approved by shareholders and subject to applicable law:

                    OPTION EXERCISES IN THE LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                  NUMBER OF
                                                                 SECURITIES
                                                                 UNDERLYING
                                                                   OPTIONS             VALUE OF UNEXERCISED
                                                                 UNEXERCISED               IN-THE-MONEY
                                                              OPTIONS AT FISCAL          OPTIONS AT FISCAL
                                                                YEAR END (#)              YEAR END ($) (1)
                                                              -----------------        ---------------------
                         SHARES
                         AQUIRED             VALUE             EXERCISABLE (E)            EXERCISABLE (E)
       NAME          ON EXERCISE (#)     REALIZED ($)         UNEXERCISABLE (U)          UNEXERCISABLE (U)
-------------------  ---------------     -------------        -----------------        ----------------------
  Morry Weiss              -                  -               465,500 (E)                10,573,448 (E)
                           -                  -                98,500 (U)                 2,077,340 (U)

  Irving I. Stone          -                  -                40,500 (E)                   439,875 (E)
                           -                  -                13,500 (U)                    50,625 (U)

  Edward Fruchtenbaum      -                  -                22,500 (E)                   228,375 (E)
                           -                  -                13,500 (U)                    50,625 (U)

  William R. Mason     10,000           101,875                15,500 (E)                   166,813 (E)
                           -                  -                 7,500 (U)                    28,125 (U)

  Jon Groetzinger, Jr. 15,000           125,904                 2,500 (E)                     9,375 (E)
                           -                  -                 7,500 (U)                    28,125 (U)

     (1) Represents the difference between the option exercise price and the closing price of the Company's Class A Common Shares as reported on the NASDAQ National Market System on February 28, 1997 ($31.00) multiplied by the corresponding number of shares.

  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. A description of the Company's Supplemental Executive Retirement Plan can be found in the Report of the Compensation Committee of the Board of Directors on Executive Compensation under the heading "Supplemental Executive Retirement Plan." At the end of FY 97, all of the Named Executive Officers except Mr. Groetzinger were qualified under the Plan. The total liability recorded by the Company under this Plan at the end of FY 97 was $10,655,235. During FY 97, retired officers received benefits under the Plan aggregating $626,891. Based upon estimates predicated upon present compensation, at age 65 Morry Weiss will receive $152,833 annually, Edward Fruchtenbaum will receive $116,369 annually, William R. Mason will receive $68,629 annually and Jon Groetzinger, Jr. will receive $58,301 annually. Irving I. Stone is not a participant in the Plan.

  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. Albert B. Ratner served as Chairman of the Compensation Committee during FY 97. The Company rents retail store space in various shopping malls from Forest City Management, Inc. (a wholly-owned subsidiary of Forest City Enterprises, Inc., of which Albert B. Ratner is Co-Chairman of the Board and a director) and from Albert B. Ratner's family, upon terms comparable to those that would be generally available from unrelated parties. During FY 97, the Company and its subsidiaries paid a total of $1,231,075 to Forest City Management, Inc. and Albert B. Ratner's family for retail store space.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board of Directors ("Committee") establishes, reviews and administers compensation plans for the Chairman and Chief Executive Officer and President and Chief Operating Officer. The Committee consists entirely of directors who are not officers or employees of the Company. Among other duties, it also reviews the compensation programs for other executive and non-executive officers of the Company established and administered by the Chairman and Chief Executive Officer.

STATEMENT ON PHILOSOPHY OF EXECUTIVE COMPENSATION.

  The Company's compensation philosophy reflects its belief that the compensation of its executive and non-executive officers should (i) provide a compensation program that motivates officers to achieve their strategic goals by tying officers' compensation to the performance of the Company and applicable business units, as well as to individual performance; (ii) provide compensation reasonably comparable to that offered by other leading companies to their Chief Executive Officers and Chief Operating Officers so as to attract and retain talented executives; and (iii) align the interests of its officers with the long-term interests of the Company's shareholders through the award of stock options and other stock-related programs. The Company's philosophy is to pay its officers fairly, which may include offering certain executive officers total annual compensation exceeding $1,000,000. The compensation packages offered to the Chairman and Chief Executive Officer and to the President and Chief Operating Officer, respectively, are based in part on the recommendations of an outside consulting firm, and in part on factors that are not easily measured, such as leadership and strategic foresight.

IMPLEMENTATION OF PHILOSOPHY.

  The Company's executive compensation plans currently include base salary, one and three year cash bonuses, a supplemental executive retirement plan, stock options and restricted stock, and a retirement profit sharing and savings plan. If Proposal 2 in this Proxy Statement is approved, additional equity grants and awards to Company officers, directors and certain employees would be available, as described in Proposal 2.

BASE SALARY.

  Base salaries are established based upon the responsibilities and description of a given position and a comparison of compensation levels of similar positions in comparable companies gathered from compensation surveys and the recommendations of outside compensation consulting firms. The Company's base salaries for executives are generally slightly below the median of companies with comparable revenues. Individual performance reviews are generally conducted at least annually and are used in conjunction with the salary range for a given position in determining if an increase in base salary is merited. Such increases in FY 97 were based on the individual's performance as well as increases described in third party compensation studies, achievement of the Company's profit goals and return on invested capital.

EXECUTIVE BONUS PLANS.

  ONE YEAR BONUS. The Company has a One Year Bonus Plan for officers and certain key employees. Under the plan, the Board establishes goals based on earnings targets set by the Board for the fiscal year as to the Company as a whole and for each division and subsidiary. These goals are considered confidential by the Company and are not included in this Report in order to avoid compromising the Company's competitive position. It is the Board's belief that such earnings targets are a good measure of the Company's performance. One or more of the profit goals are then assigned each participant as a target profit goal, based upon which the participant is assigned a target bonus. In no instance may a participant's target bonus exceed 48% of his base salary. If the participant's business unit achieves the target goal or goals, he is paid a bonus equal to his target bonus. If the performance is above the target profit goal by not more than ten percent, or below the target profit goal by not more than 20%, the bonus is increased or decreased by a percentage equal to twice the excess or shortfall. If the performance is less than 80% of the target profit goal, the Company pays no bonus; if it is greater than 110% of the target profit goal, the bonus remains at 120% of the target bonus. In FY 97, each named Executive Officer received all of the target bonus for which he was eligible. The Chief Executive Officer's bonus was equal to approximately 40% of his annual base salary.

  EXECUTIVE BONUS PLAN. The Company has an Executive Bonus Plan under which certain officers selected by the Board, in its discretion, may receive for each fiscal year a bonus computed by applying against their basic salaries at the end of such year the percentage by which net profits of the Company (before income taxes and certain charges) exceed $1,100,000. In FY 97, the Company had net profits of $167,095,000. During FY 97, Irving I. Stone was the only participant in the plan and waived his entitlement to all but $210,000 of the amount that he earned under the plan.

  THREE YEAR BONUS. The Company has a Three Year Bonus Plan for officers and certain key employees. Under this plan a special bonus ("Special Bonus") equal to the sum of 100% of the one year unadjusted bonus for three years ("Base Bonus") is payable if the profit goals established by the Board for the Three Year Bonus Plan are achieved. If they are achieved in only two of the three fiscal years, then the Special Bonus to be paid is 60% of the Base Bonus and if achieved in only one fiscal year, the Company pays no Special Bonus under the plan. The profit goals for FY 95, FY 96 and FY 97 were established by the Board in January 1994, and the current plan was implemented at the start of FY 95. FY 96 profit goals were not achieved and therefore a Special Bonus equal to only 60% of the Base Bonus was paid since profit goals were achieved in FY 95 and FY
97. The Company's Board has approved a new similar Three Year Bonus Plan for FY 98 through FY 00.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN.

  The Supplemental Executive Retirement Plan provides that a participant in the plan who retires at age 65 with 20 years of service with the Company will receive up to 20% of final average compensation annually for life. Final average compensation is defined as the average of the two highest years of annual compensation during the officer's employment. Annual compensation is defined as annual base compensation plus the bonus that would have been paid under the One Year Bonus plan if the participant had achieved 100% of his or her target profit goal. Under the plan, a lesser amount will be payable in the event of early retirement. Benefits are not subject to any deduction for Social Security or other offset amounts. Benefits under the plan will be payable to the officer's beneficiary, in the event of the officer's death, until a total of 180 monthly payments have been made to both the officer and beneficiary.

LONG-TERM, EQUITY-BASED INCENTIVE COMPENSATION.

  The Company's long-term equity-based incentive compensation programs currently consist of stock options, stock in lieu of cash bonuses and restricted stock, thereby tying officer compensation directly to shareholder return. Other alternatives will be available as described in Proposal 2 below if shareholders approve it. An officer benefits if the price of the Company's shares increases. In addition, since the right to exercise options and rights in restricted stock vest over a period of years, the programs create an incentive for an executive to remain with the Company. Other alternatives will be available as described in Proposal 2 below if shareholders approve it.

  Under the existing Employee Stock Option plans officers and key employees of the Company and its subsidiaries are awarded stock options by the Committee to purchase Class A or Class B Common Shares of the Company. The options are granted at 100% of fair market value at the close of business on the last business day preceding the date of grant and generally expire not later than ten years from the date of grant (or ten years and three months in the case of certain options for Class B Common Shares granted to Morry Weiss in 1988). In general, each option may be exercised to the extent of 25% of the number of shares covered thereby one year after the date of grant and in a like number after each of the ensuing three anniversary dates. Options granted to Morry Weiss in 1988 are exercisable to the extent of ten percent of the number of shares covered thereby one year after the date of grant and in a like number after each of the ensuing nine anniversary dates. The number of share options granted depends upon the level of the position and has generally been consistent with the number of options previously granted with respect to the position. The Company has granted options upon (i) the creation of a new stock option plan; (ii) the hiring of a new officer or key manager; and (iii) the promotion of an existing officer or key manager.

  Restricted stock grants have been awarded to the President and Chief Operating Officer to retain him, incentivize his long-term performance and further align his equity interests with those of other shareholders.

  PRESIDENT AND CHIEF OPERATING OFFICER RESTRICTED STOCK PLAN. Under this plan, the President and Chief Operating Officer (COO) was granted 5,000 of the Company's Class A Common Shares on February 28, 1993, and an additional 10,000 of the Company's Class A Common Shares on June 1, 1993. These two grants (collectively, the "1993 Grant") became 9,000 and 20,000 shares respectively, as a result of the Company's September 10, 1993, two-for-one stock split. (One thousand shares of the 5,000 share grant vested prior to the stock split.) The 1993 Grant vests pursuant to the terms of the COO's employment agreement with the Company based, in part, on the Company's achievement of its profit goals. Dividends and voting rights attach to only vested shares.

  On February 29, 1996, the Company granted the COO a block of 30,000 Class A or Class B Common Shares, all or part of which block will vest ratably (on an annualized basis) over a period of six years (each grant, a "Three Year
Grant"). Full vesting of each Three Year Grant is dependent on whether the Company achieves its consolidated pre-tax profit goal. For each year in each Three Year Grant period that the Company fails to achieve its pre-tax profit goal (which is the same profit goal used to calculate the One Year Bonus), 4,000 of the shares granted under the Three Year Grant will lapse and therefore never vest with respect to the COO. The Company met its pre-tax profit goal for FY 97 and, therefore, 10,000 shares became available to the COO.

  Mr. Fruchtenbaum's employment agreement is more fully discussed in the section of this Proxy Statement captioned "Employment Agreements."

RETIREMENT PROFIT SHARING AND SAVINGS PLAN.

  Under the Retirement Profit Sharing and Savings Plan in FY 97, the Company contributed to a profit sharing trust eight percent of net profits (before income taxes and certain income and expenses) of the Company and participating subsidiaries. While the directors may authorize additional contributions, no additional contribution was authorized for FY 97. The contribution is allocated to the accounts of the participants upon the basis of their credited compensation. It is impossible to estimate the annual benefits that any participant may be entitled to receive under the plan upon retirement since the amount of such benefits will depend upon a number of factors including, among other things, future net profits, the future credited compensation of the participants and the future net income of the trust fund. In addition, the plan allows employees to have contributions made on their behalf through reduction in their salaries as permitted under I.R.C. Section 401(k). In FY 97, the Company matched 25% of the first six percent of compensation deferred by an employee (subject to IRS limitations), since the Company achieved at least 80% of its profit goal. For the investment of all contributions under the plan, an employee may choose a Company Stock fund, which is invested in Common Shares of the Company and/or the following mutual funds: Vanguard Money Market Reserves Prime Portfolio, Vanguard/Wellington Fund, Vanguard Index Trust-500 Portfolio, Vanguard/Primecap Fund, Vanguard/Wellesley Fund, Vanguard/Windsor II Fund, Vanguard International Growth Portfolio, and Vanguard Bond Index/IC Fund.

CHAIRMAN AND CHIEF EXECUTIVE OFFICER COMPENSATION.

  Morry Weiss has served as Chairman and Chief Executive Officer of the Company since March 1, 1992. His compensation plan currently includes a base salary, one and three year bonuses, stock options and additional annual incentive compensation consisting of $230,000 in cash or the Company's Class A or Class B Common Shares, at Mr. Weiss' election, awarded at the end of each fiscal year in which the Company achieves its annual profit goal, as approved by the Board near the start of each fiscal year. The Company's annual profit goal for FY 97 was achieved and therefore Mr. Weiss received the $230,000 in Class B Common Shares. Mr. Weiss' plan has remained generally the same since it was established by the Board in 1992. The Compensation Committee and Board annually review the plan.

  In fixing his base salary and target bonus levels, as well as in determining the number of stock options granted to Mr. Weiss, the Committee and the Board reviewed the performance of both the Company and Mr. Weiss, as well as a compensation study. Based on a 1996 compensation study, Mr. Weiss' 1996 compensation was below the median compensation of CEOs in the study.

  Mr. Weiss received a base salary of $550,000 plus bonus of $456,160 in FY 97, which included the $230,000 mentioned above. The Committee has also provided for a split-dollar life insurance program for Mr. Weiss and his family.

IMPACT OF SECTION 162 OF THE INTERNAL REVENUE CODE.

  The Revenue Reconciliation Act of 1993 amended I.R.C. Section 162 to eliminate the deductibility of certain compensation over $1,000,000 paid to the Chief Executive Officer and other Named Executive Officers. In 1994, the Company's shareholders approved compensation plans for the Company's Chairman and Chief Executive Officer and President and Chief Operating Officer that allow the Company to deduct for tax purposes amounts in excess of $1,000,000 that are performance-based and that are payable to each individual under those plans.

SUMMARY.

  The Committee will continue to review the Company's executive compensation programs to assure that such programs are consistent with the objective of increasing shareholder value.

                  Milton A. Wolf (Chairman)
                  Scott S. Cowen
                  Jeanette S. Wagner
                  Abraham Zaleznik

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

  The line graph below compares the yearly percentage change of the cumulative total shareholder return on the Company's Class A Common Shares against the cumulative total return of the S&P 500 Composite Index and a Peer Group Index for the five fiscal years ending February 28, 1997. The Company had in prior years used the S&P Miscellaneous Index, but that index is no longer published. The Company has therefore constructed a Peer Group Index* which takes into account companies with the following attributes, among others, that are similar to those of the Company: distribution channels, nondurable consumer products, sales, market capitalization and customer demographics.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                     AMONG AMERICAN GREETINGS CORPORATION,
                 THE S & P 500 COMPOSITE INDEX AND A PEER GROUP

                 AMERICAN       S & P 500        PEER
                 GREETINGS      COMPOSITE        GROUP
2/92                100            100            100
2/93                115            111             99
2/94                136            120            107
2/95                146            129            108
2/96                139            173            135
2/97                168            219            161

  Shareholder returns assume $100 was invested in each of the Company's Class A Common Shares, the S&P 500 Composite Index and the Peer Group Index at
February 29, 1992, and that all dividends were reinvested.

*COMPANIES INCLUDED IN THE PEER GROUP INDEX:

Alberto Culver Co            Lancaster Colony Corp           Russel Corp
Clorox Co                    Liz Claiborne Inc               Scotts Co
Colman Inc New               Luxottica Group S P A           Stanhome Inc
Dial Crop New                Mattel Inc                      Stanley Wks
First Brands Corp            Newell Co                       Sunbeam Corp
Fruit of the Loom Inc        Paragon Trade Brands Inc        Tambrands Inc
Gibson Greetings Inc         Perrigo Co                      Tyco Intl Ltd
Hasbro Inc                   Premark Intl Inc                Warnaco Group Inc
Kellwood Co                  Rubbermaid Inc

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  On March 1, 1990, the Company made a ten year loan of $200,000 to Edward Fruchtenbaum, President and Chief Operating Officer of the Company, under a Loan Agreement and Promissory Note, at ten percent simple interest per annum based on the principal balance on March 1 during each year of the ten year term. The Company agreed to forgive $20,000 of principal at the end of each fiscal year during such term, beginning February 28, 1991. The Company also agreed to forgive the entire remaining principal balance, plus accrued interest, if and when Mr. Fruchtenbaum dies, retires, becomes totally disabled, is terminated either by the Company or as a result of a change in control of the Company, or terminates his employment as mutually agreed by the Company and Mr. Fruchtenbaum. If he terminates his employment without the Company's consent, Mr. Fruchtenbaum has promised to repay the then-current principal balance, plus accrued interest as of the beginning of the applicable fiscal year. The principal balance as of March 1, 1997, was $60,000.

  The Company has a consulting arrangement with Dr. Herbert H. Jacobs who serves on the Company's Board. Dr. Jacobs performs consulting services for the Company on a project-by-project basis, and invoices the Company for his fees and expenses on a per diem basis. Dr. Jacob's consulting arrangement does not provide for a fixed term of engagement.

SECURITY OWNERSHIP OF MANAGEMENT

  At the close of business on February 28, 1997, the non-employee directors, the Named Executive Officers and the directors and officers as a group beneficially owned and had sole voting and dispositive power (except as otherwise indicated) of the Common Shares of the Company as set forth in the following table:

SECURITY OWNERSHIP OF MANAGEMENT

                                                           AMOUNT & NATURE             PERCENT OF CLASS
NAME                             TITLE OF CLASS         BENEFICIAL OWNERSHIP              OUTSTANDING
----                             --------------         --------------------              -----------
NON-EMPLOYEE DIRECTORS

Scott S. Cowen                      Class A Common                   800                   less than 0.01%
                                    Class B Common                     -                          -

Herbert H. Jacobs                   Class A Common                   200                   less than 0.01%
                                    Class B Common                     -                          -

Albert B. Ratner                    Class A Common                20,040                        0.03%
                                    Class B Common                     -                          -

Harry H. Stone                      Class A Common                   962                   less than 0.01%
                                    Class B Common                40,604 (1)                    0.92%

Jeanette S. Wagner                  Class A Common                   200                   less than 0.01%
                                    Class B Common                   283                   less than 0.01%

Milton A. Wolf                      Class A Common                 6,800                   less than 0.01%
                                    Class B Common                     -                          -

Abraham B. Zaleznik                 Class A Common                   400                   less than 0.01%
                                    Class B Common                     -                          -

EXECUTIVE OFFICERS

Morry Weiss                         Class A Common                   757                   less than 0.01%
                                    Class B Common             1,082,001 (1) (2) (5)           24.64%

Edward Fruchtenbaum                 Class A Common                50,389 (2)                    0.07%
                                    Class B Common                22,500 (2)                    0.51%

Irving I.Stone                      Class A Common                    -                           -
                                    Class B Common             2,062,646 (2) (3)               46.96%

William R. Mason                    Class A Common                 4,060 (2) (4)           less than 0.01%
                                    Class B Common                12,500 (2)                    0.28%

Jon Groetzinger, Jr.                Class A Common                   200 (2)               less than 0.01%
                                    Class B Common                 2,500 (2)                    0.06%

All Directors & Officers            Class A Common               138,924 (2) (4)                0.20%
as a group (21 including the above) Class B Common             3,577,384 (2) (3) (4) (5) (6)   81.45%

     (1) These shares are subject to a Shareholders' Agreement, dated November 19, 1984, which provides that shareholders who are parties thereto will offer Class B Common Shares to the other signatory shareholders and then to the Company before transferring Class B Common Shares outside of a group consisting of certain family members, family trusts, charities and the Company. The Shareholders' Agreement terminates on December 31, 2014, unless extended.

     (2) Includes the following shares for the following individuals, who under Rule 13d-3 of the Securities Exchange Act are deemed to be the beneficial owners of those shares by having the right to acquire ownership thereof within 60 days pursuant to outstanding stock options:

         Morry Weiss                     Class A Common                     -                     -
                                         Class B Common               465,500                   10.60%

         Edward Fruchtenbaum             Class A Common                     -                     -
                                         Class B Common                22,500                    0.51%

         Irving I. Stone                 Class A Common                     -                     -
                                         Class B Common                40,500                    0.92%

         William R. Mason                Class A Common                 3,000               less than 0.01%
                                         Class B Common                12,500                    0.28%

         Jon Groetzinger, Jr.            Class A Common                     -                     -
                                         Class B Common                 2,500                    0.06%

         All Directors & Officers        Class A Common                49,210                    0.07%
         as a group                      Class B Common               688,762                   15.68%

     (3) Excludes 200,000 Class B Common Shares (4.55%) held by the Irving I. Stone Support Foundation.

     (4) Excludes the following shares, which under Rule 13d-3 of the Securities Exchange Act are deemed to be beneficially owned:

          One Class A Common Share (less than 0.01%) and 26 Class B Common Shares held for the benefit of Randy Mason, as participant in the American Greetings Retirement Profit Sharing and Savings Plan. Mr. Mason has voting power with respect to the shares allocated to his account, but he does not have the dispositive power or right to acquire ownership of those shares within 60 days.

     (5) Excludes 148,865 Class B Common Shares (3.39%) owned by Mr. Weiss' wife and children. Mrs. Weiss and the children are parties to the Shareholders' Agreement discussed in note (1) above. Mr. Weiss disclaims beneficial ownership of these shares.

     (6) Certain of these shares are subject to the Shareholders' Agreement discussed in note (1) above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table presents certain information regarding shareholders who are known to the Company to be beneficial owners of more than five percent of the Company's voting securities as of the close of business on May 2, 1997.

                                                                   AMOUNT AND NATURE OF      PERCENT OF CLASS
            NAME                        TITLE OF CLASS             BENEFICIAL OWNERSHIP         OUTSTANDING
--------------------------------        --------------             ----------------------    -----------------

   Irving I. Stone                      Class A Common                         -                     -
   One American Road                    Class B Common                 2,062,646 (1)(2)(3)        46.96%
   Cleveland, Ohio

   Morry Weiss                          Class A Common                       852              less than 0.01%
   One American Road                    Class B Common                 1,089,216 (1)(2)(4)        24.80%
   Cleveland, Ohio

   Principal Mutual Life Insurance Co.  Class A Common                 4,305,255                   6.08%
   711 High Street                      Class B Common                         -                     -
   Des Moines, Iowa

   Palley-Needleman Asset               Class A Common                 3,621,815                   5.11%
   Management, Inc.                     Class B Common                         -                     -
   800 Newport Center Drive, Suite 450
   Newport Beach, California

   American Greetings Retirement        Class A Common                    84,362(5)                0.12%
   Profit Sharing and Savings Plan      Class B Common                 1,000,000(5)               22.77%
   Vanguard Fiduciary Trust Company
   300 Vanguard Boulevard
   Malvern, Pennsylvania

     (1)  These shares are subject to a Shareholders' Agreement. See footnote
          (1) to the table under "Security Ownership of Management" above. As a party to the Shareholders' Agreement and a Trustee under Irving I. Stone's revocable trust, Morry Weiss' wife, Judith S. Weiss, may be deemed to be a beneficial owner of more than five percent of the Class B Common Shares. Similarly, as parties to the Shareholders'
          Agreement, Harry H. Stone and each of Mr. Weiss' children (Gary, Jeffrey, Zev and Elie) may be deemed to be a beneficial owner of more than five percent of the Class B Common Shares.

     (2) See footnote (2) to the table under "Security Ownership of Management."

     (3) See footnote (3) to the table under "Security Ownership of Management."

     (4) See footnote (5) to the table under "Security Ownership of Management."

     (5) The American Greetings Retirement Profit Sharing and Savings Plan currently holds these shares for the benefit of the plan participants who have elected to invest in Company Stock. These participants have voting power over the shares allocated to their accounts. The Administrative Committee of the plan has the power to vote any shares not voted by the participants. The Administrative Committee has dispositive power over plan shares. Plan shares are held in custody by the plan trustee, Vanguard Fiduciary Trust Company - Malvern, PA.

                                   PROPOSAL 2

                         AMERICAN GREETINGS CORPORATION
                   1997 EQUITY AND PERFORMANCE INCENTIVE PLAN

GENERAL

  For many years, the Company has granted stock options to senior management and key employees, and since January 27, 1995, it has had in place a program for making option awards to non-employee directors. In today's competitive marketplace, the Company's stock option program has become increasingly important to attract and retain outstanding individuals. Based on a review of the program conducted by an independent consulting firm during 1996, the Company determined that it will need to increase the size of stock option grants in order to be competitive. The Company recognized the value of developing other kinds of performance-based awards to provide the incentives that are best suited to the Company's changing needs. The Company also identified the need to ensure continued compliance with the requirements of I.R.C. Section 162(m), which places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company for federal income tax purposes unless it is performance-based.

  In order to achieve these objectives, the Board of Directors adopted the 1997 Equity and Performance Incentive Plan (the "Plan") on January 27, 1997, subject to approval by the Company's shareholders at the 1997 Annual Meeting. The Plan affords the Board and the Compensation Committee the ability to design compensatory awards that are responsive to the Company's needs. It includes authorization for not only stock options and stock appreciation rights, but also restricted and deferred shares (which may include performance criteria), as well as performance shares and performance units. The Plan will supplement the Company's current compensation programs available to eligible employees and directors.

  In addition, several other provisions were added to the Plan in accordance with revised Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

  The Plan provides authorization for a special incentive grant to the Chairman and Chief Executive Officer. In 1987, the Company granted Morry Weiss options to purchase 425,000 Class B Common Shares (the "1987 Grant"), which options were subsequently repriced on January 25, 1988, subject to the approval of the Company's shareholders, which approval was subsequently obtained at the Company's Annual Meeting of Shareholders held on June 17, 1988. Unexercised options under the 1987 Grant are due to expire in April 1998. In light of this expiration and consistent with the Company's desire to offer similar long-term incentives under the Plan, the Company has granted options to Mr. Weiss to purchase up to 425,000 Class B Common Shares (the "1997 Grant") under the Plan, subject to shareholder approval of the Plan.

  A summary of the Plan is set forth below. The full text of the Plan is annexed to this Proxy Statement as Appendix A, and the following summary is qualified in its entirety by reference to Appendix A. Capitalized terms not otherwise defined herein shall have the same meanings as defined in the Plan.

SUMMARY OF THE PLAN

  SHARES AVAILABLE UNDER THE PLAN. Subject to adjustment as provided in the Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights; (ii) as Restricted Shares and released from substantial risk of forfeiture thereof; (iii) as Deferred Shares;
(iv) in payment of Performance Shares or Performance Units that have been earned; (v) as awards to Non-Employee Directors; and (vi) in payment of dividend equivalents paid with respect to awards made under the Plan shall not exceed in the aggregate 5,000,000 Common Shares (4,500,000 of which are Class A Common Shares and 500,000 of which are Class B Common Shares) plus any shares relating to awards that expire, are forfeited, or transferred as payment of the Option Price or in satisfaction of any withholding amount. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

  Of the aggregate 5,000,000 Common Shares above, the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options ("ISO") shall not exceed 4,500,000 Class A Common Shares and 500,000 Class B Common Shares, respectively. The aggregate number of Common Shares issued or transferred as Restricted Shares shall not exceed 450,000 Class A Common Shares and 50,000 Class B Common Shares, respectively. Nor will any Participant be granted more than 500,000 Restricted Shares in any period of five years. Further, no Participant shall be granted Option Rights for more than 500,000 Common Shares during any period of five years. In no event shall any Participant in any period of five years receive more than 500,000 Appreciation Rights or receive an award of Performance Shares or Performance Units in any calendar year having an aggregate maximum value as of their respective Dates of Grant in excess of $3,000,000. The restrictions above are subject to adjustments as provided in the Plan.

  ELIGIBILITY. Officers and key employees of the Company and its subsidiaries may be selected by the Board to receive benefits under the Plan. In addition, non-employee directors of the Company will be eligible for grants of Option Rights and Restricted Shares as described below under the heading "Awards to Non-Employee Directors." Certain employees of subsidiaries of the Company will also be eligible to receive awards under the Plan.

  OPTION RIGHTS. Option Rights may be granted which entitle the Optionee to purchase Common Shares at a price not less than fair market value. The Option Price is payable (i) in cash at the time of exercise; (ii) by the transfer to the Company of nonforfeitable, unrestricted Common Shares owned by the Optionee having a value at the time of exercise at least equal to the Option Price; (iii) by surrender of any other award under the Plan having a value at the time of exercise at least equal to the Option Price; or (iv) a combination of such payment methods. The Plan permits payment upon the exercise of Option Rights by means of the delivery of then-owned Common Shares in partial or full satisfaction of the exercise price and the successive re-delivery of the shares so obtained to satisfy the exercise price of additional Option Rights until the grant has been fully exercised.

  The Board has the authority to specify at the time Option Rights are granted that Common Shares will not be accepted in payment of the Option Price until they have been owned by the Optionee for a specified period; however, the Plan does not require any such holding period and would permit immediate sequential exchanges of Common Shares at the time of exercise of Option Rights. Any grant of Option Rights may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker of some or all of the Common Shares to which the exercise relates.

  Any grant may provide for the automatic grant of additional Option Rights ("Reload Option Rights") to an Optionee upon the exercise of Option Rights using then-owned Common Shares as payment. Any Reload Option Rights may cover up to the number of Common Shares, Deferred Shares, Option Rights or Performance Shares (or the number of Common Shares having a value equal to the value of any Performance Units) surrendered to the Company upon exercise in payment of the Option Price or to meet any withholding obligations. The Reload Option Rights may have an Option Price that is no less than the applicable Market Value per Share at the time of exercise and shall be on such other terms as may be specified by the directors, which may be the same as or different from those of the original Option Rights. Depending on the limitations, if any, imposed by the Board at the time of grant, Reload Option Rights would permit an Optionee, by delivery of then-owned Common Shares upon successive exercises of Reload Option Rights, to reduce or eliminate the amounts payable upon original exercise of the Option Rights.

  The Board may, at or after the Date of Grant of any Option Rights (other than the grant of an ISO), provide for the payment of dividend equivalents to the Optionee on a current, deferred or contingent basis or may provide that such equivalents be credited against the Option Price.

  No Option Right shall be exercisable more than ten years from the Date of Grant. Each grant must specify the period of continuous employment with the Company or any subsidiary that is necessary before the Option Rights will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change in Control or other similar transaction or event. Successive grants may be made to the same Optionee whether or not Option Rights previously granted remain unexercised. Any grant of Option Rights may specify Management Objectives (as described below) that must be achieved as a condition to exercise such rights.

  The 1997 Grant to Mr. Weiss consists of options to purchase up to 425,000 Class B Common Shares at an Option Price of $29.50 per share. These options were granted on January 27, 1997, subject to shareholder approval of the Plan. Under the terms of the 1997 Grant, such Option Rights will not be exercisable more than ten years from the Date of Grant. Except in the event of a Change in Control, or other similar transaction or event (in which case, the options become immediately exercisable), the options vest and are exercisable in four equal annual installments with the first installment exercisable one year from the Date of Grant. In addition, the options granted to Mr. Weiss may be transferred to his spouse, children or grandchildren or to a trust (including a voting trust) for the benefit of his spouse, children or grandchildren.

  APPRECIATION RIGHTS. An Appreciation Right is a right, exercisable by surrender of the related Option Right (if granted in tandem with Option Rights) or by itself (if granted as a Free-Standing Appreciation Right), to receive from the Company an amount equal to 100%, or such lesser percentage as the Board may determine, of the spread between the strike price (or Option Price if Tandem Appreciation Right) and the then-current value of the Common Shares. Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares, or in any combination thereof, and may either grant to the Optionee or retain in the Board the right to elect among those alternatives.

  Any grant may specify that such Appreciation Right may be exercised only in the event of a Change in Control or other similar transaction or event. Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition to exercise such rights.

  RESTRICTED SHARES. A grant of Restricted Shares involves the immediate transfer by the Company to a Participant of ownership of a specific number of Common Shares in consideration of the performance of services. The Participant is entitled immediately to voting, dividend and other ownership rights in such shares. The transfer may be made without additional consideration or in consideration of a payment by the Participant that is at or less than then-current Market Value per Share, as the Board may determine.

  Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of I.R.C. Section 83 for at least three years. An example would be a provision that the Restricted Shares would be forfeited if the Participant ceased to serve the Company as an officer or key employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Board for the period during which the forfeiture provisions continue. The Board may provide for a shorter period during which the forfeiture provisions apply in the event of a Change in Control or other similar transaction or event.

  Any grant of Restricted Shares may specify Management Objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Any such grant must also specify in respect of such specified Management Objectives, a minimum acceptable level of achievement and must set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above a minimum level, but below full achievement of the specified Management Objectives.

  DEFERRED SHARES. A grant of Deferred Shares constitutes an agreement by the Company to deliver Common Shares to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board may specify. During the Deferral Period, the Participant has no right to transfer any rights under his or her award and no right to vote such shares, but the Board may, at or after the Date of Grant, authorize the payment of dividend equivalents on such shares on either a current or deferred or contingent basis, either in cash or in additional Common Shares. Awards of Deferred Shares may be made without additional consideration or in consideration of a payment by such Participant that is at or less than the Market Value per Share at the date of award.

  Deferred Shares must be subject to a Deferral Period of at least one year, as determined by the Board at the date of the award, except that the Board may provide for a shorter Deferral Period in the event of a Change in Control or other similar transaction or event.

  PERFORMANCE SHARES AND PERFORMANCE UNITS. A Performance Share is the equivalent of one Common Share and a Performance Unit is the equivalent of $1.00. A Participant may be granted any number of Performance Shares or Performance Units, subject to the limitations set forth under Available Shares. The Participant will be given one or more Management Objectives to meet within a specified period (the "Performance Period"). The specified Performance Period shall be a period of time not less than three years, except in the case of a Change in Control or other similar transaction or event, if the Board shall so determine. A minimum level of acceptable achievement will also be established by the Board. If by the end of the Performance Period, the Participant has achieved the specified Management Objectives, the Participant will be deemed to have fully earned the Performance Shares or Performance Units. If the Participant has not achieved the Management Objectives, but has attained or exceeded the predetermined minimum level of acceptable achievement, the Participant will be deemed to have partly earned the Performance Shares or Performance Units in accordance with a predetermined formula. To the extent earned, the Performance Shares or Performance Units will be paid to the Participant at the time and in the manner determined by the Board in cash, Common Shares or any combination thereof. The grant may provide for the payment of dividend equivalents thereon in cash or in Common Shares on a current, defined or contingent basis.

  MANAGEMENT OBJECTIVES. The Plan requires that the Board establish "Management Objectives" for purposes of Performance Shares and Performance Units. When so determined by the Board, Option Rights, Appreciation Rights, Restricted Shares and dividend credits may also specify Management Objectives. Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual Participant or subsidiary, division, department or function within the Company or a subsidiary in which the Participant is employed. Management Objectives applicable to any award to a Participant who is, or is determined by the Board likely to become, a Covered Employee, shall be limited to specified levels of or growth in (i) cash flow/net assets ratio; (ii) debt/capital ratio; (iii) return on total capital;
(iv) return on equity; (v) earnings per share growth; (vi) revenue growth; (vii) total return to shareholders. Except where a modification would result in an award no longer qualifying as performance-based compensation within the meaning of I.R.C. Section 162(m), the Board may modify such Management Objectives, in whole or in part, as the Board deems appropriate and equitable.

  AWARDS TO NON-EMPLOYEE DIRECTORS. The Board may, in its discretion, authorize the granting of Option Rights to Non-Employee Directors and may also authorize the grant or sale of Restricted Shares to Non-Employee Directors. Non-Employee Directors are not eligible to receive any other awards under the Plan.

  Each such Option Right will become exercisable upon terms similar to the Option Rights granted to management. However, in the event of a Change in Control, or other similar transaction or event the Option Rights would become immediately exercisable in full. Each such Option Right granted under the Plan will expire ten years from the Date of Grant, unless subject to earlier termination pursuant to the Plan. Common Shares acquired upon the exercise of these Option Rights may not be transferred for one year, except in the case of the director's death, disability or other termination of service as a director.

  In the event of the termination of service on the Board by the holder of any such Option Rights, other than by reason of disability or death, the then-outstanding Option Rights of such holder may be exercised to the extent that they would be exercisable on the date that is six months and one day after the date of such termination and will expire on the earlier of (i) six months and one day following the termination of the holder's service on the Board or
(ii) the stated expiration date of such Option Rights. In the event of death or disability, each of the then-outstanding Option Rights of such holder may be exercised until the earlier of one year after such death or disability or the otherwise stated expiration date of the Option Rights.

  If a Non-Employee Director subsequently becomes an employee of the Company or a subsidiary while remaining a member of the Board, any Option Rights held at that time will not be affected.

  Option Rights may be exercised by a Non-Employee Director only by payment in full of the Option Price. Such payment may be in cash, in Common Shares then-owned by the director for more than six months, or a combination of both.

  Each grant or sale of Restricted Shares to Non-Employee Directors will be upon terms and conditions as described above.

  ADMINISTRATION AND AMENDMENTS. The Plan is to be administered by the Board, except that the Board has the authority under the Plan to delegate any or all of its powers under the Plan to a committee (or subcommittee thereof) consisting of not less than three directors.

  The Board is authorized to interpret the Plan and related agreements and other documents. The Board may make awards to other officers and key employees under any or a combination of all of the various categories of awards that are authorized under the Plan, or in its discretion, make no awards. The Board may amend the Plan from time to time without further approval by the shareholders of the Company except where required by applicable law or the rules and regulations of a national securities exchange. The Company reserves authority to offer similar or dissimilar benefits in plans that do not require shareholder approval.

  The Board may provide for special terms for awards to Participants who are foreign nationals or who are employed by the Company or any of its subsidiaries outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.

  The Board may not, without the further approval of the Company's shareholders, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, no Option Right may be cancelled and replaced with awards having a lower Option Price without further approval of the Company's shareholders.

  TRANSFERABILITY. Except as otherwise determined by the Board on a case-by-case basis, no Option Right or Appreciation Right or other derivative security is transferable by an Optionee or recipient except upon death, by will or the laws of descent and distribution. Except as otherwise determined by the Board on a case-by-case basis, Option Rights and Appreciation Rights are exercisable during the Optionee's or recipient's lifetime only by him or her.

  The Board may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon exercise of Option Rights or Appreciation Rights, upon termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of the Plan, shall be subject to further restrictions on sale or transfer.

  ADJUSTMENTS. The maximum number of shares that may be issued and delivered under the Plan, the number of shares covered by outstanding Option Rights and Appreciation Rights, and the prices per share applicable thereto, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar events. In the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under the Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of the Plan as the Board may determine appropriate to reflect any transaction or event described above.

  CHANGE IN CONTROL. A definition of "Change in Control" has been specifically included in the Plan, which definition can be found in the full text of the Plan attached hereto as Appendix A.

  POSSIBLE ADVERSE CONSEQUENCES OF OPTION RIGHTS. Since all the Option Rights (including those granted to Mr. Weiss) may become exercisable in the event of a Change of Control or other similar transactions or events, the grant of an option may be considered to have the effect of deterring or rendering more difficult any tender offer or similar transaction involving the Company. In view of the present concentration of voting power in the hands of the Stone and Weiss families, however, the application of these principles to the Company's situation is largely conjectural.

  PLAN BENEFITS. It is not possible to determine specific amounts that may be awarded in the future under the Plan. However, as indicated in the table below, the Board has made awards to certain executive officers named in the Summary Compensation Table and certain other officers and key employees during the first quarter of 1997. The options granted during 1997 are subject to approval of the Plan at the Annual Meeting.

                                NEW PLAN BENEFITS

                   1997 EQUITY AND PERFORMANCE INCENTIVE PLAN

                                                         1997 OPTIONS GRANTED*

                                                      CLASS A          CLASS B
                                                      COMMON           COMMON
                   NAME AND POSITION                  SHARES           SHARES

          Morry Weiss                                                  447,500
          Chairman & Chief Executive Officer

          Irving I. Stone                                               22,500
          Founder - Chairman

          Edward Fruchtenbaum                           22,500
          President & Chief Operating Officer

          William R. Mason                              12,500
          Senior Vice President of Sales

          Jon Groetzinger Jr.                           12,500
          Senior Vice President, General
          Counsel and Secretary

          Executive Group                              152,500

          Non-Executive Director Group                  42,000

          Non-Executive Officer Employee Group       1,014,000

* Option Grant Date of January 27, 1997 at an Option Price of $29.50 per Share

FEDERAL INCOME TAX CONSEQUENCES

  The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Plan based on federal income tax laws in effect on January 1, 1997. This summary is not intended to be complete and does not describe state or local tax consequences.

TAX CONSEQUENCES TO PARTICIPANTS

  NON-QUALIFIED STOCK OPTIONS. In general, (i) no income will be recognized by an Optionee at the time a non-qualified Option Right is granted; (ii) at the time of exercise of a non-qualified Option Right, ordinary income will be recognized by the Optionee in an amount equal to the difference between the Option Price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified Option Right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

  INCENTIVE STOCK OPTIONS. No income generally will be recognized by an Optionee upon the grant or exercise of an ISO. If Common Shares are issued to the Optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such Optionee within two years after the Date of Grant or within one year after the transfer of such shares to the Optionee, then upon sale of such shares, any amount realized in excess of the Option Price will be taxed to the Optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

  If Common Shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the Optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the Option Price paid for such shares. Any further gain (or loss) realized by the Participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

  APPRECIATION RIGHTS. No income will be recognized by a Participant in connection with the grant of a Tandem Appreciation Right or a Free-Standing Appreciation Right. When the Appreciation Right is exercised, the Participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted Common Shares received on the exercise.

  RESTRICTED SHARES. The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the Participant for such Restricted Shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of I.R.C. Section 83 ("Restrictions"). However, a recipient who so elects under I.R.C. Section 83(b) within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares generally will be treated as compensation that is taxable as ordinary income to the Participant.

  DEFERRED SHARES. No income generally will be recognized upon the award of Deferred Shares. The recipient of a Deferred Share award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted Common Shares on the date that such shares are transferred to the Participant under the award (reduced by any amount paid by the Participant for such Deferred Shares), and the capital gains/loss holding period for such shares will also commence on such date.

  PERFORMANCE SHARES AND PERFORMANCE UNITS. No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted Common Shares received.

  SPECIAL RULES APPLICABLE TO OFFICERS AND DIRECTORS. In limited circumstances where the sale of stock received as a result of a grant or award could subject an officer or director to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer or director may differ from the tax consequences described above. In these circumstances, unless a special election under I.R.C.
Section 83(b) has been made, the principal difference (in cases where the officer or director would otherwise be currently taxed upon his receipt of the stock) usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act of 1934, but no longer than six months.

TAX CONSEQUENCES TO THE COMPANY OR SUBSIDIARY

  To the extent that a Participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the Participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of I.R.C. Section 280G and is not disallowed by the $1,000,000 limitation on certain executive compensation under I.R.C. Section 162(m).

VOTE REQUIRED TO APPROVE THE 1997 EQUITY AND PERFORMANCE INCENTIVE PLAN

  A favorable vote of the majority of votes cast on the matter is necessary for approval of the Plan, provided that the total vote cast represents over 50% interest of all securities entitled to vote on the Plan. Abstentions and broker non-votes will not be counted for determining whether the Plan is passed.

                    YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE
                         FOR THE ADOPTION OF PROPOSAL 2.
                         ---

                    ---------------------------------------

                              CAUTIONARY STATEMENT

  CERTAIN STATEMENTS CONTAINED IN THE PRESIDENT'S LETTER, THE PROXY STATEMENT, AND THE ANNUAL REPORT TO SHAREHOLDERS ARE FORWARD-LOOKING. MANY FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THESE STATEMENTS, INCLUDING LOSS OF MARKET SHARE THROUGH COMPETITION, INTRODUCTION OF COMPETING PRODUCTS BY OTHER FIRMS, RETAILERS' BANKRUPTCIES, THE LEVEL OF RETAIL INDUSTRY SALES, COMPETITIVE TERMS OF SALE OFFERED BY THE COMPANY TO CUSTOMERS TO EXPAND OR MAINTAIN BUSINESS, LACK OF ACCEPTANCE OF NEW PRODUCTS BY CONSUMERS OR RETAILERS AND INTEREST RATE AND FOREIGN EXCHANGE FLUCTUATIONS. SUCH FACTORS ARE DISCUSSED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                    ---------------------------------------


SHAREHOLDER PROPOSALS.

  Shareholders may submit proposals on matters appropriate for shareholder action, consistent with regulations of the SEC. If a shareholder intends to present a proposal at next year's Annual Meeting, it must be received by the Secretary of the Company (at One American Road, Cleveland, Ohio 44144) no later than January 14, 1998, in order to be included in the Company's Proxy Statement and form of proxy relating to that meeting.

AUDITORS.

  The firm of Ernst & Young and its predecessors have been the independent auditors of the Company since its incorporation in 1944. The Company contemplates no change. Representatives of Ernst & Young will be present at the Annual Meeting and will have the opportunity to make a statement if they want to do so. They will also be available to respond to appropriate questions.

OTHER BUSINESS.

  The management knows of no other matters to be acted upon at the meeting, but if any such matters properly come before the meeting, it is intended that the persons voting the proxies will vote them according to their best judgment.

                                              By Order of the Board of Directors

                                                            JON GROETZINGER, JR.

                                                                       Secretary



                          PLEASE EXECUTE AND RETURN THE
                         ENCLOSED PROXY PROMPTLY WHETHER
                         OR NOT YOU EXPECT TO ATTEND THE
                         ANNUAL MEETING OF SHAREHOLDERS.

                                   APPENDIX A

                                APPROVAL OF 1997
                         AMERICAN GREETINGS CORPORATION
                   1997 Equity and Performance Incentive Plan

1. PURPOSE. The purpose of the 1997 Equity and Performance Incentive Plan (the "Plan") is to attract and retain directors, officers and other key employees for American Greetings Corporation (the "Company") and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

2.   DEFINITIONS. As used in this Plan,

     "Appreciation Right" means a right granted pursuant to Section 5 of this Plan, and shall include both Tandem Appreciation Rights and Free-Standing Appreciation Rights.

     "Board" means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 16 of this Plan, such committee (or subcommittee).

     "Change in Control" shall have the meaning provided in Section 12 of this Plan.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Class A Common Shares" means Class A Common Shares, par value $1 per share, of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in
     Section 11 of this Plan.

     "Class B Common Shares" means Class B Common Shares, par value $1 per share, of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in
     Section 11 of this Plan.

     "Common Shares" means Class A Common Shares, Class B Common Shares or both.

     "Covered Employee" means a Participant who is, or is determined by the Board to be likely to become, a "covered employee" within the meaning of
     Section 162(m) of the Code (or any successor provision).

     "Date of Grant" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective (which date shall not be earlier than the date on which the Board takes action with respect thereto).

     "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

     "Deferred Shares" means an award made pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

     "Exercise Right" means the price payable upon exercise of a Free-Standing Appreciation Right.

     "Free-Standing Appreciation Right" means an Appreciation Right not granted in tandem with an Option Right.

     "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

     "Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Option Rights, Appreciation Rights, Restricted Shares and dividend credits pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other corporations. The Management Objectives applicable to any award to a Covered Employee shall be based on specified levels of or growth in one or more of the following criteria:

              1.  cash flow/net assets ratio;
              2.  debt/capital ratio;
              3.  return on total capital;
              4.  return on equity;
              5.  earnings per share growth;
              6.  revenue growth; and
              7.  total return to shareholders.

     Except where a modification would result in an award no longer qualifying as performance based compensation within the meaning of Section 162(m) of the Code, the Board may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable.

     "Market Value per Share" means, as of any particular date, the fair market value of the Class A Common Shares as listed on NASDAQ as of the close of business on such date or the latest such date in which there is a listing.

     "Non-Employee Director" means a Director of the Company who is not an employee of the Company or any Subsidiary.

     "Optionee" means the optionee named in an agreement evidencing an outstanding Option Right.

     "Option Price" means the purchase price payable on exercise of an Option Right.

     "Option Right" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 or Section 9 of this Plan.

     "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is at the time an officer, or other key employee of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant, and shall also include each Non-Employee Director who receives an award of Option Rights or Restricted Shares.

     "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

     "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

     "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

     "Reload Option Rights" means additional Option Rights granted automatically to an Optionee upon the exercise of Option Rights pursuant to Section 4(g) of this Plan.

     "Restricted Shares" means Common Shares granted or sold pursuant to
     Section 6 or Section 9 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such
     Section 6 has expired.

     "Rule l6b-3" means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect) as in effect from time to time.

     "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price or Exercise Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

     "Subsidiary" means a corporation, company or other entity (i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50% of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50% of the total combined voting power represented by all classes of stock issued by such corporation.

     "Tandem Appreciation Right" means an Appreciation Right granted in tandem with an Option Right.

     "Voting Power" means at any time, the total votes relating to the then-outstanding securities entitled to vote generally in the election of directors of the Company.

3.   SHARES AVAILABLE UNDER THE PLAN.

     (a) Subject to adjustment as provided in paragraph (b) below and Section 11 of this Plan, the number of Class A Common Shares and Class B Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights; (ii) as Restricted Shares and released from substantial risk of forfeiture thereof; (iii) as Deferred Shares; (iv) in payment of Performance Shares or Performance Units that have been earned; (v) as awards to Non-Employee Directors; or (vi) in payment of dividend equivalents paid with respect to awards made under the Plan, shall not exceed in the aggregate 4,500,000 Class A Common Shares and 500,000 Class B Common Shares, respectively, plus any shares described in paragraph (b) below. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

     (b) The number of shares available in paragraph (a) above shall be adjusted to account for shares relating to awards that expire; are forfeited; or are transferred, surrendered, or relinquished upon the payment of any Option Price by the transfer to the Company of Common Shares or upon satisfaction of any withholding amount.

     (c) Notwithstanding anything in this Section 3 or elsewhere in this Plan to the contrary, the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 4,500,000 Class A Common Shares or 500,000 Class B Common Shares, respectively, subject to adjustments as provided in
         Section 11 of this Plan. Further, no Participant shall be granted Option Rights for more than 500,000 Common Shares during any period of five years, subject to adjustments as provided in Section 11 of this Plan.

     (d) Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award shall again be available for issue or transfer hereunder.

     (e) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any period of five years receive more than 500,000 Appreciation Rights, subject to adjustments as provided in
         Section 11 of this Plan.

     (f) Notwithstanding any other provision of this Plan to the contrary, the number of shares issued as Restricted Shares shall not in the aggregate exceed 450,000 Class A Common Shares and 50,000 Class B Common Shares, respectively, subject to adjustments as provided in Section 11 of this Plan; and, in no event shall any Participant in any period of five years receive more than 500,000 Restricted Shares or 500,000 Deferred Shares, subject to adjustments as provided in Section 11 of this Plan.

     (g) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive an award of Performance Shares or Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $3,000,000.

4. OPTION RIGHTS. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Common Shares. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

     (a) Each grant shall specify the number of Class A Common Shares or Class B Common Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.

     (b) Each grant shall specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

     (c) Each grant shall specify whether the Option Price shall be payable (i) in cash or by check acceptable to the Company; (ii) by the actual or constructive transfer to the Company of nonforfeitable, unrestricted Common Shares owned by the Optionee (or other consideration authorized pursuant to subparagraph (d) below) having a value at the time of exercise equal to the total Option Price; or (iii) by a combination of such methods of payment.

     (d) The Board may determine, at or after the Date of Grant, that payment of the Option Price of any option (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are forfeitable or subject to restrictions on transfer, Deferred Shares, Performance Shares (based, in each case, on the Market Value per Share on the date of exercise), other Option Rights (based on the Spread on the date of exercise) or Performance Units. Unless otherwise determined by the Board at or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this paragraph, the Common Shares received upon the exercise of the Option Rights shall be subject to such risk of forfeiture or restrictions on transfer as may correspond to any that apply to the consideration surrendered, but only to the extent of (i) the number of shares or Performance Shares;
         (ii) the Spread of any unexercisable portion of Option Rights; or
         (iii) the stated value of Performance Units surrendered.

     (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

     (f) Any grant may provide for payment of the Option Price, at the election of the Optionee, in installments, with or without interest, upon terms determined by the Board.

     (g) Any grant may, at or after the Date of Grant, provide for the automatic grant of Reload Option Rights to an Optionee upon the exercise of Option Rights (including Reload Option Rights) using Common Shares or other consideration specified in paragraph (d) above. Reload Option Rights shall cover up to the number of Common Shares, Deferred Shares, Option Rights or Performance Shares (or the number of Common Shares having a value equal to the value of any Performance Units) surrendered to the Company upon any such exercise in payment of the Option Price or to meet any withholding obligations. Reload Options may have an Option Price that is no less than the applicable Market Value per Share at the time of exercise and shall be on such other terms as may be specified by the Directors, which may be the same as or different from those of the original Option Rights.

     (h) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

     (i) Each grant shall specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary following the grant which is necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change in Control or other similar transaction or event.

     (j) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

     (k) Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code; (ii) options that are not intended to so qualify; or (iii) combinations of the foregoing.

     (l) The Board may, at or after the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis or may provide that such equivalents shall be credited against the Option Price.

     (m) The exercise of an Option Right shall result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under
         Section 5 of this Plan.

     (n) No Option Right shall be exercisable more than ten years from the Date of Grant.

     (o) Each grant of Option Rights shall be evidenced by an agreement executed on behalf of the Company by an officer and delivered to the Optionee and containing such terms and provisions, consistent with this Plan, as the Board may approve.

5.   APPRECIATION RIGHTS.

     (a) The Board may also authorize the granting to any Optionee of Tandem Appreciation Rights in respect of Option Rights granted hereunder at any time prior to the exercise or termination of such related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Tandem Appreciation Right shall be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise.

     (b) The Board may also authorize the granting to any Participant of Free-Standing Appreciation Rights. A Free-Standing Appreciation Right shall be a right of the Participant to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise.

     (c) Each grant of Appreciation Rights may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

         (i) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

         (ii) Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

         (iii) Any grant may specify waiting periods before exercise and permissible exercise dates or periods and shall provide that no Appreciation Right may be exercised except at a time when the related Option Right (if applicable) is also exercisable and at a time when the Spread is positive.

         (iv) Any grant may specify that such Appreciation Right may be exercised only in the event of a Change in Control or other similar transaction or event.

         (v) Each grant of Appreciation Rights shall be evidenced by an agreement executed on behalf of the Company by an officer and delivered to and accepted by the Participant, which agreement shall describe such Appreciation Rights, identify the related Option Rights (if applicable), state that such Appreciation Rights are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

         (vi) Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such rights.

6. RESTRICTED SHARES. The Board may also authorize the grant or sale of Restricted Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

     (a) Each such grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

     (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant.

     (c) Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code except (if the Board shall so determine) in the event of a Change in Control or other similar transaction or event, for a period of not less than three years to be determined by the Board at the Date of Grant.

     (d) Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

     (e) Any grant of Restricted Shares may specify Management Objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares, and each grant may specify in respect of such specified Management Objectives, a minimum acceptable level of achievement and shall set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

     (f) Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

     (g) Each grant or sale of Restricted Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve. Unless otherwise directed by the Board, all certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such shares.

7. DEFERRED SHARES. The Board may also authorize the granting or sale of Deferred Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

     (a) Each such grant or sale shall constitute the agreement by the Company to deliver Common Shares to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board may specify.

     (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

     (c) Each such grant or sale shall be subject to a Deferral Period of not less than one year, as determined by the Board at the Date of Grant except (if the Board shall so determine) in the event of a Change in Control or other similar transaction or event.

     (d) During the Deferral Period, the Participant shall have no right to transfer any rights under his or her award and shall have no rights of ownership in the Deferred Shares and shall have no right to vote them, but the Board may, at or after the Date of Grant, authorize the payment of dividend equivalents on such shares on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

     (e) Each grant or sale of Deferred Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

8. PERFORMANCE SHARES AND PERFORMANCE UNITS. The Board may also authorize the granting of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

     (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment shall be made in the case of a Covered Employee.

     (b) The Performance Period with respect to each Performance Share or Performance Unit shall be such period of time (not less than three years, except in the event of a Change in Control or other similar transaction or event, if the Board shall so determine) commencing with the Date of Grant (as shall be determined by the Board at the time of grant).

     (c) Any grant of Performance Shares or Performance Units shall specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units shall specify that, before the Performance Shares or Performance Units shall be earned and paid, the Board must certify that the Management Objectives have been satisfied.

     (d) Each grant shall specify a minimum acceptable level of achievement in respect of the specified Management Objectives below which no payment will be made and shall set forth a formula for determining the amount of payment to be made if performance is at or above such minimum but short of full achievement of the Management Objectives.

     (e) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units which have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

     (f) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of Common Shares issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant.

     (g) The Board may, at or after the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

     (h) Each grant of Performance Shares or Performance Units shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant, which agreement shall state that such Performance Shares or Performance Units are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

9. AWARDS TO NON-EMPLOYEE DIRECTORS. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Non-Employee Directors of Option Rights and may also authorize the grant or sale of Restricted Shares to Non-Employee Directors.

     (a) Each grant of Option Rights awarded pursuant to this Section 9 shall be upon terms and conditions consistent with Section 4 of this Plan and shall be evidenced by an agreement in such form as shall be approved by the Board. Each grant shall specify an Option Price per share, which shall not be less than the Market Value per Share on the Date of Grant. Each such Option Right granted under the Plan shall expire not more than ten years from the Date of Grant and shall be subject to earlier termination as hereinafter provided. Unless otherwise determined by the Board, such Option Rights shall be subject to the following additional terms and conditions:

         (i) Each grant shall specify the number of Common Shares to which it pertains, subject to the limitations set forth in Section 3 of this Plan.

         (ii) Each such Option Right shall become exercisable to the extent of one-fourth of the number of shares covered thereby one year after the Date of Grant and to the extent of an additional one-fourth of such shares after each of the next three successive years thereafter. Such Option Rights shall become exercisable in full immediately in the event of a Change in Control or other similar transaction or event.

         (iii) In the event of the termination of service on the Board by the holder of any such Option Rights, other than by reason of disability or death, the then-outstanding Option Rights of such holder may be exercised to the extent that they would be exercisable on the date that is six months and one day after the date of such termination and shall expire six months and one day after such termination, or on their stated expiration date, whichever occurs first.

         (iv) In the event of the death or disability of the holder of any such Option Rights, each of the then-outstanding Option Rights of such holder may be exercised at any time within one year after such death or disability, but in no event after the expiration date of the term of such Option Rights.

         (v) If a Non-Employee Director subsequently becomes an employee of the Company or a Subsidiary while remaining a member of the Board, any Option Rights held under the Plan by such individual at the time of such commencement of employment shall not be affected thereby.

         (vi) Option Rights may be exercised by a Non-Employee Director only upon payment to the Company in full of the Option Price of the Common Shares to be delivered. Such payment shall be made in cash or in Common Shares then-owned by the Optionee for at least six months, or in a combination of cash and such Common Shares.

         (vii) Common Shares acquired upon the exercise of these Option Rights may not be transferred for one year except in the case of the director's death, disability or other termination of service as a director.

     (b) Each grant or sale of Restricted Shares pursuant to this Section 9 shall be upon terms and conditions consistent with Section 6 of this Plan.

10.  TRANSFERABILITY.

     (a) Except as otherwise determined by the Board on a case-by-case basis, no Option Right, Appreciation Right or other derivative security granted under the Plan shall be transferable by an Optionee other than by will or the laws of descent and distribution. Except as otherwise determined by the Board on a case-by-case basis, Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

     (b) The Board may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions on transfer.

11. ADJUSTMENTS. The Board may make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares, and Performance Shares granted hereunder, in the prices per share applicable to such Option Rights and Appreciation Rights and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company; or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities; or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board, in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 11.

12. CHANGE IN CONTROL. For purposes of this Plan, a "Change in Control" shall mean if at any time any of the following events shall have occurred:

     (a) The Company is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction is held in the aggregate by the holders of Common Shares immediately prior to such transaction;

     (b) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Common Shares immediately prior to such sale or transfer;

     (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the Voting Power;

     (d) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

     (e) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

     Notwithstanding the foregoing provisions of Section 12(c) and (d) above, a "Change in Control" shall not be deemed to have occurred for purposes of this Plan (i) solely because (A) the Company; (B) a Subsidiary; (C) any Company-sponsored employee stock ownership plan or other employee benefit plan of the Company; or (D) any family member of Jacob Sapirstein (including lineal descendants, spouses of such descendants, the lineal descendants of any such spouses, the spouses of any such spouses' lineal descendants and trusts [including voting trusts]) either files or becomes obligated to file a report or proxy statement under or in response to
     Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares, whether in excess of 20% of the Voting Power or otherwise, or because the Company reports that a Change in Control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership or (ii) solely because of a Change in Control of any Subsidiary.

13. FRACTIONAL SHARES. The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

14. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. The Company and a Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

15. FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

16.  ADMINISTRATION OF THE PLAN.

     (a) This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof) consisting of not less than three Non-Employee Directors appointed by the Board. A majority of the committee (or subcommittee) shall constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee). To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to any such committee or subcommittee.

     (b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

17.  AMENDMENTS, ETC.

     (a) The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the NASD or, if the Common Shares are not traded on NASDAQ, the principal national securities exchange upon which the Common Shares are traded or quoted, shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment hereof for shareholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans without shareholder approval.

     (b) The Board shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, no Option Right shall be cancelled and replaced with awards having a lower Option Price without further approval of the shareholders of the Company. This section 17(b) is intended to prohibit the repricing of "underwater" Option Rights and shall not be construed to prohibit the adjustments provided for in
         Section 11 of this Plan.

     (c) The Board also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

     (d) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

     (e) In case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Deferred Shares as to which the Deferral Period has not been completed, or any Performance Shares or Performance Units which have not been fully earned, or of a Participant who holds Common Shares subject to any transfer restriction imposed pursuant to Section 10(b) of this Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Deferral Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

     (f) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

     (g) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right. Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

18. TERMINATION. No grant shall be made under this Plan more than ten years after the date on which this Plan is first approved by the shareholders of the Company, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms thereof and of this Plan.

                            [AMERICAN GREETINGS LOGO]

                         American Greetings Corporation
                                One American Road
                              Cleveland, Ohio 44144


                             [RECYCLED PAPER LOGO]

P
R
O
X
Y
                         AMERICAN GREETINGS CORPORATION
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
CLASS A       THE COMPANY FOR THE JUNE 27, 1997, ANNUAL MEETING.

The undersigned hereby constitutes and appoints Edward Fruchtenbaum, Irving I. Stone and Morry Weiss, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of American Greetings Corporation to be held at the Company's World Headquarters located at One American Road, Cleveland, Ohio, at 2:30 p.m., Cleveland time, on Friday, June 27, 1997, and at any adjournments thereof, on all matters coming before said meeting.

ELECTION OF DIRECTORS, NOMINEES:                                           (change of address)

Edward Fruchtenbaum, Albert B. Ratner and Harry H. Stone,             _____________________________

to a three year term expiring on the date of the year 2000            _____________________________

Annual Meeting or until their respective successors are duly          _____________________________

elected and qualified.                                                _____________________________
                                                                      (If you have a written change
                                                                      in the above space, please
                                                                      mark the corresponding box on
                                                                      the reverse side of this
                                                                      card.)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE. IF YOU SIGN AND RETURN THIS PROXY CARD, BUT DO NOT MARK ANY BOXES ON THE OTHER SIDE, THE PROXIES WILL CAST YOUR VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                                                     SEE REVERSE
                                                                         SIDE

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

                 FOR  WITHHELD                      FOR  AGAINST  ABSTAIN
1. Election of   [ ]    [ ]     2. Approval of      [ ]    [ ]      [ ]
   Directors                       1997 Equity and
                                   Performance
                                   Incentive Plan


For, except vote withheld from the following nominee(s):

________________________________________________________



                                                         CHANGE     [ ]
                                                           OF
                                                         ADDRESS

                                                          ATTEND    [ ]
                                                         MEETING


SIGNATURE(S)_____________________________________________ DATE_________________

SIGNATURE(S)_____________________________________________ DATE_________________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

P
R
O
X
Y
                         AMERICAN GREETINGS CORPORATION
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
CLASS B       THE COMPANY FOR THE JUNE 27, 1997, ANNUAL MEETING.

The undersigned hereby constitutes and appoints Edward Fruchtenbaum, Irving I. Stone and Morry Weiss, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of American Greetings Corporation to be held at the Company's World Headquarters located at One American Road, Cleveland, Ohio, at 2:30 p.m., Cleveland time, on Friday, June 27, 1997, and at any adjournments thereof, on all matters coming before said meeting.

ELECTION OF DIRECTORS, NOMINEES:                                           (change of address)

Edward Fruchtenbaum, Albert B. Ratner and Harry H. Stone,             _____________________________

to a three year term expiring on the date of the year 2000            _____________________________

Annual Meeting or until their respective successors are duly          _____________________________

elected and qualified.                                                _____________________________
                                                                      (If you have a written change
                                                                      in the above space, please
                                                                      mark the corresponding box on
                                                                      the reverse side of this
                                                                      card.)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE. IF YOU SIGN AND RETURN THIS PROXY CARD, BUT DO NOT MARK ANY BOXES ON THE OTHER SIDE, THE PROXIES WILL CAST YOUR VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                                                     SEE REVERSE
                                                                         SIDE

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

                 FOR  WITHHELD                      FOR  AGAINST  ABSTAIN
1. Election of   [ ]    [ ]     2. Approval of      [ ]    [ ]      [ ]
   Directors                       1997 Equity and
                                   Performance
                                   Incentive Plan


For, except vote withheld from the following nominee(s):

________________________________________________________



                                                         CHANGE     [ ]
                                                           OF
                                                         ADDRESS

                                                          ATTEND    [ ]
                                                         MEETING


SIGNATURE(S)_____________________________________________ DATE_________________

SIGNATURE(S)_____________________________________________ DATE_________________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.